Income tax expense	12 Months Ended
Dec. 31, 2019
Disclosure Of Income Tax [Abstract]
Income tax expense

11       Income tax expense

	2019	2018	2017
Current income tax	(48,425)	(39,100)	(88,768)
Deferred income tax	31,346	24,999	41,843
	(17,079)	(14,101)	(46,925)

The income tax expense differs from the theoretical amount that would arise using the tax rate in each country as follows:

	2019	2018	2017

Income before income tax	11,259	3,502	113,816
Tax benefit/ (expense) calculated for each company	4,978	11,008	(41,342)
Adjustments
Non-taxable income	30,387	20,455	12,682
Expenses related to non-taxable income	(20,732)	(16,960)	(24,762)
Non-deductible expenses	(6,811)	(9,803)	(8,799)
Effect of tax inflation adjustment (3)	(31,202)	—	—
Effect of inflation adjustment	3,332	(20,152)	—
Effect of asset revaluation for tax purposes (2)	70,544	—	—
Asset revaluation for tax purpose - Current tax (2)	(11,876)	—	—
Tax incentive	901	424	1,665
Income tax rate change (1)	(188)	171	12,533
Other (4)	(56,412)	756	1,098
Income tax expense	(17,079)	(14,101)	(46,925)

The average effective income tax rate for the Group for the year ended December 31, 2019 is 36%  (51% as of December 31, 2018 and 41% as of December 31, 2017).

(1)

On December 29, 2017, the National Executive Office of Argentina issued Law 27.430 - Income Tax. This law has introduced several changes in the treatment of income tax whose key components are the following: Income Tax Rate: The Income Tax rate for Argentine companies will be gradually reduced from 35% to 30% for fiscal years starting from January 1, 2018 until December 31, 2019 and to 25% for fiscal years beginning on or after January 1, 2020, inclusive. On December 23, 2019, through Law No. 27.541, the Income Tax rate reduction established by Law 27.430 was suspended until fiscal years beginning January 1, 2021, maintaining the rate at 30%.

(2)

As of March 29, 2019, AA2000 exercised an option of the asset revaluation for tax purpose included in Law No. 27.430 of Argentina, fiscal period 2017, generating a deferred tax gain of ARS 4,225 million (approximately USD 70,544), as well as a special current tax charge of ARS 771 million (approximately USD 11,876) for the adherence to that option.

(3)

In order to determine the net taxable income of AA2000 at the end of this period, the tax inflation adjustment determined in accordance with articles No. 95 to No. 98 of the income tax law has been incorporated into the tax results for a total amount of ARS 1,863 million (approximately USD 31,202), due to the fact that as of December 31, 2019 the price index variation has already exceeded 30%. Likewise, the income tax law allows the deferral of the charge generated by the tax inflation adjustment in six consecutive years, as a result, ARS 362 million (approximately USD 6,044) was recognized in current tax liabilities and ARS 1,501 million (approximately USD 25,158) as deferred tax liabilities.

(4)	Mainly includes unrecognized tax losses from Brazilian concessions.